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                                                                EXHIBIT 23(B)(2)

                         INDEPENDENT AUDITORS' CONSENT

    We consent to the incorporation by reference in this Registration Statement of Norwest Financial, Inc. on Form S-3 of our report dated January 18, 1999, appearing in the Annual Report on Form 10-K of Norwest Financial, Inc. for the year ended December 31, 1999 and to reference to us under the heading of "Experts" in the Prospectus, which is part of this Registration Statement.

                                               /s/ DELOITTE & TOUCHE LLP

Chicago, Illinois
March 21, 2000